UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2013

MACQUARIE LEASING PTY LIMITED

SMART ABS SERIES 2013-1US TRUST

(Exact name of Registrant, Sponsor and Issuing Entity as specified in their respective charters)

Australia	333-181822	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Level 3 9 Hunter Street Sydney, NSW 2000, Australia		Not Applicable
(Address of principal executive offices)		(Zip Code)

+ 61 (2) 8232-3333

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

The consolidated financial statements of Australia and New Zealand Banking Group Limited (ABN 11 005 357 522) (“ANZ”) and its subsidiaries as of September 30, 2012, September 30, 2011 and September 30, 2010 and for each of the years in the three-year period ended September 30, 2012 (collectively, the “Annual Financial Statements”) are incorporated by reference in the registration statement (No. 333-181822) on Form S-3 of the Registrant (the “Registration Statement”) and the prospectus supplement (the “Prospectus Supplement”) relating to SMART ABS Series 2013-1US Trust. The Annual Financial Statements have been audited by KPMG. The consent of KPMG to the incorporation by reference of their audit reports on such Annual Financial Statements in the Registration Statement and the Prospectus Supplement and to their being referred to as “Experts” in the Prospectus Supplement and the Registration Statement, is attached hereto as Exhibit 23.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits:

23.1	Consent of KPMG

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MACQUARIE LEASING PTY LIMITED
as depositor with respect to
SMART ABS Series 2013-1US Trust

By:	/s/ Karleen Munns
	Name:	Karleen Munns
	Title:	Director

Date: January 7, 2013